                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 15, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2005, American International Group, Inc. (AIG) notified certain senior executives that it would pay interim bonuses. AIG routinely pays quarterly bonuses and is in the process of providing new or enhanced compensation opportunities to AIG employees in order to reflect the compensation and benefits previously provided by C.V. Starr & Co., Inc. and Starr International Company, Inc. The total interim bonuses paid to date, and the total interim bonuses expected to be paid in 2005, to each executive officer named in the Summary Compensation Table included in AIG's Proxy Statement for the 2005 Annual Meeting of Shareholders are:

                                                                         2005 Interim Bonuses
                                                                 -----------           ---------------
                                                                 Amount Paid           Amount Expected
       Name and Principal Position                               to Date(1)               to be Paid
                                                                 -----------           ---------------
       Martin J. Sullivan..................................       $596,250                 $277,500
       President and
            Chief Executive Officer
       Donald P. Kanak.....................................        535,000                  247,500
       Executive Vice Chairman
            and Chief Operating Officer
       Jay S. Wintrob......................................        442,500                  217,500
       Executive Vice
            President-Retirement Services
       Richard W. Scott....................................         78,750                   47,500
       Senior Vice
            President-Investments
       Thomas R. Tizzio....................................        630,000                  217,500
       Senior Vice Chairman-
            General Insurance
       Edmund S.W. Tse.....................................        727,500                  265,000
       Senior Vice Chairman-
            Life Insurance
       Rodney O. Martin, Jr................................        134,500                   72,000
       Executive Vice President-
            Life Insurance
       Kristian P. Moor....................................        503,750                  247,500
       Executive Vice President-
            Domestic General Insurance
       Win J. Neuger.......................................        466,500                  241,500
       Executive Vice President
            and Chief Investment Officer

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        (1) The amounts shown include the July 15, 2005, interim bonuses as follows: Sullivan $281,250; Kanak $250,000; Wintrob $187,500;
            Scott $31,250; Tizzio $375,000; Tse $437,500; Martin $62,500;
            Moor $218,750 and Neuger $187,500.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: July 21, 2005                    By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary